# CJS SECURITIES

## 15TH ANNUAL "NEW IDEAS FOR THE NEW YEAR"

*January 14, 2015*

AEGION®

# Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words “anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on February 28, 2014 and in the Company’s subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company’s actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, the Aegion® logo, Bayou Companies®, Brinderson®, CCSI™, Corrpro®, CRTS®, DelayTrak℠, Fyfe®, Fibrwrap®, Insituform®, the Insituform® logo, Safetyliner™, TimeTrak™, Tite Liner®, Tyfo®, United Pipeline Systems® and We Protect Pipe ™ are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

# Why Aegion?

*Pipelines Are the Arteries for Our Way of Life*


Wastewater


Oil, Gas and Mining


Water Pressure Pipes

Maintenance, rehabilitation and strengthening **BEFORE** disaster strikes

*Upstream and Downstream Facilities Are Driving to Meet Long-Term Growing U.S. Energy Requirements*


Exploration and Extraction


Refining and Petrochemical

Maintenance, engineering and construction **TO KEEP** these assets running at peak efficiencies

*Commercial and Transportation Infrastructure Drive Economic Activity*


Commercial Structures


Transportation

Rehabilitation and strengthening **TO MEET** building codes, seismic needs and structural concerns from age

AEGION

# Aegion Protects and Rehabilitates Infrastructure

## PIPELINE PROTECTION

**> 70%**

Municipal Water/Wastewater, Industrial, Oil, Gas, Mining


ROBOTIC COATING
EXTERNAL COATING
INSULATION COATING
CURED-IN-PLACE PIPE
LINERS
INTERNAL COATING
CONCRETE COATING
CATHODIC PROTECTION
FIBER POLYMER

## INDUSTRIAL FACILITIES

**>25%**

Refineries, Upstream Facilities, Water Treatment Plants, Nuclear Facilities



## COMMERCIAL STRUCTURES

**< 5%**

Commercial Buildings, Industrial and Waterfront Structures, Bridges, Roads, Tunnels


FIBER POLYMER
FIBER POLYMER

AEGION

# Diversification Strategy Balances Aegion's Earnings in Attractive End Markets

## Diversified Sources

*Aegion's 2014 forecasted revenues*


2%
Mining
16%
Downstream
19%
Midstream
17%
Upstream
46%
Not Related
to Oil & Gas

Primary source of potential risk from depressed oil prices

## Recurring Sources

*Aegion's 2014 forecasted revenues*


40%
Project-Based
60%
Recurring

AEGION

# Long-Term Outlook for Upstream and Midstream Pipeline Infrastructure and Facility Maintenance Remains Favorable

## Near term, steep oil price decline creates uncertainty in 2015:

### 1 North American Upstream Market

Certain customers are communicating reduced capital and maintenance spend

*Gathering more information each day*

### 2 Second Half of 2015

Assessing market visibility, particularly in Canada

### 3 Middle East

Customers reassessing new upstream projects

### 4 Downstream and Midstream Segments

Remains favorable at the current time

AEGION

# Strategic Realignment Announced on October 6, 2014 Supports Aegion's Existing Strategy

## 1

**Realign businesses** with end markets and customers for future growth

**Infrastructure Solutions**
- Combine Fyfe/Fibrwrap and Insituform into one segment

**Energy Services**
- Brinderson becomes a stand alone segment

**Corrosion Protection**
- Corrpro, United Pipeline Systems, Bayou, CRTS and CCSI remain together

## 2

Implement international plan to **rationalize CIPP contracting markets**

- Exit cured-in-place pipe (CIPP) contracting markets in Switzerland, France, India, Singapore, Hong Kong and Malaysia
- Focus on development of product delivery to contractors in these markets through CIPP tube supply, technical service and business development support

## 3

**Right-size Bayou's Louisiana facility** for future growth opportunities

- Current facility was not cost-efficient for emerging market potential:
  - Approximately $450 million in onshore and offshore Gulf of Mexico projects in the planning stages
- Eliminated older and redundant production assets and other underutilized assets to reduce fixed costs
- Make additional investments in the facility to effectively compete for market opportunities

AEGION

# Platform Realignment Expected to Enhance Future Growth Opportunities and Improve Profitability

## Infrastructure Solutions

**42% of revenues[1]**

| | |
|---|---|
| End Markets | Global municipal water and wastewater, industrial pipelines, commercial buildings and other infrastructure in North America, Asia and Europe |
| Services | • Wastewater pipe rehabilitation<br>• Rehabilitation and strengthening of large-diameter pressure pipe<br>• Seismic protection<br>• Building change of use<br>• Strengthening for bridge and waterfront rehabilitation and storm surge |
| Technologies | • Insituform® cured-in-place pipe<br>• Tyfo® Fibrwrap® fiber-reinforced polymer |

## Corrosion Protection

**35% of revenues[1]**

| | |
|---|---|
| End Markets | Oil, gas and mining pipelines and structures, such as storage tanks, in target markets of North America, the Middle East , South America and South Africa |
| Services | • Corrosion monitoring and prevention<br>• Pipe flow assurance<br>• Pipe corrosion protection coatings<br>• Pipe thermal insulation coatings<br>• Protecting pipelines from highly corrosive and abrasive flows |
| Technologies | • Tite Liner® and Safetyliner™<br>• Corrpro corrosion engineering and cathodic protection<br>• Bayou® coating services<br>• CRTS® robotic coatings and CCSI™ field coatings |

## Energy Services

**23% of revenues[1]**

| | |
|---|---|
| End Markets | North America upstream oil and gas extraction and downstream refining and petrochemical |
| Services | • Mechanical, electrical and instrumentation maintenance<br>• Small capital construction<br>• Engineering, procurement and construction services<br>• Cost saving productivity tools |
| Technologies | • Productivity tools TimeTrak™ and DelayTrak℠<br>• Engineering services<br>• Maintenance and construction equipment<br>• Exploit opportunities for Corrpro and Fyfe/Fibrwrap |

[1] Aegion's 2014 forecasted revenues

AEGION

# Infrastructure Solutions Platform Able to Provide Comprehensive Customer Solutions

## Infrastructure Solutions

**Markets:** Global municipal water and wastewater, industrial pipeline, commercial buildings and other infrastructure in North America, Asia and Europe

**Services:** Wastewater pipeline rehabilitation, rehabilitation and strengthening of large-diameter pressure pipe, seismic protection, building change of use, strengthening for bridges and waterfront rehabilitation and storm surge

Insituform®

FYFE® FIBRWRAP®

## Platform Strengths

### Strategic Rationale

- Enhance go-to-market strategy to provide broader solutions to municipal customers
- Enhance Fyfe/Fibrwrap operations
  - Access to Insituform's proven project management and integrated shared services to accelerate sales growth and improve execution

### Insituform Strengths

- Mature business, well managed through strong management culture
- Excellent execution, high-quality CIPP products and strong cash flow
- Strong brand name recognition through market leading position

### Fyfe/Fibrwrap Strengths

- Growth business at attractive margins in a conversion structural rehabilitation market
- Highly engineered solution
- Strong brand recognition through market leadership position

### International Growth Opportunities

- Operational alignment in Asia-Pacific can leverage municipal/governmental relationships for Insituform and Fyfe/Fibrwrap

# Insituform's North America Leadership Position Ideally Suits Fyfe/Fibrwrap North America

## Municipal Clients

<50 + >3,000

FYFE® FIBRWRAP® | Insituform

## Enhanced Client Solutions



*Tyfo® Fibrwrap®*

+



*Insituform® CIPP*

**Proven market leadership**

## Fyfe/Fibrwrap Utilizes Insituform's Best Practices

1. Project management
2. CRM system
3. Shared services
4. Manufacturing co-location for resin/epoxy procurement and formulation

AEGION®

# Insituform Has over 40 Years of Industry Leadership Built on Excellence across All Aspects of the Business


WORLD CLASS
MARKET INTELLIGENCE
MAKE TUBE
SHIP TUBE
INSTALL TUBE
Insituform
PROJECT MANAGEMENT SYSTEM

## Enhanced Project Management

- Investments in people and best-in-class systems have significantly improved bid estimates, crew efficiency and enhanced market intelligence resulting in expanding margins







## Insituform Improved Market Position

- Market conditions in North America have improved since 2012 resulting in higher and more predictable municipal expenditures for wastewater pipeline rehabilitation. Backlog remained strong in 2014 due in part to significant awards in several key cities, including St. Louis, Baltimore and Nashville, that are currently under EPA consent decree capital programs
- Insituform's international strategy remains to selectively choose markets for contract installation while selling its portfolio of high quality lining products in other markets

# Macro Economic and Country Specific Market Challenges Have Severely Limited International Water & Wastewater Profitability

## International Water & Wastewater

Non-GAAP Operating Income/(Loss) Including Corporate Allocation



$ USD millions, except percentages
Operating Income/(Loss)
Percent Margin and ROIC
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
-$8.0
-$10.0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
$5.8
$5.1
$4.4
$0.2
-$8.5
2009
2010
2011
2012
2013
Operating Income/(Loss)
Operating Margins
Return on Invested Capital

Profitability, margins and returns have not met desired targets

## International CIPP Contracting Challenges

**Europe**

- Macro economic conditions remain challenging since the "Great Recession"
- Competition increasing in several contracting markets
- Labor laws restrict crew mobility and increase costs

**Asia-Pacific**

- Small or underdeveloped markets for CIPP
- Lack of government support for a CIPP market to fully develop
- Long cash collection cycles

<u>2012 through the first nine months of 2014</u>

Aegion recorded combined operating losses of $27.5 million in France, Switzerland, Hong Kong, India, Singapore and Malaysia

(includes administrative and headquarter expenses in the affected markets)

AEGION

# Transition to Third-Party Product Sales Position Insituform to Profitably Grow International Wastewater Pipeline Rehabilitation


Hong Kong

Water/Wastewater

- Contracting
- Licensees
- 3rd Party Product Sales
- Distributors
- Contracting/3rd Party Product Sales
- Office Locations
- Office/Manufacturing
- Office Closing
- Transitioning to 3rd Party Product Sales

<u>Affected Markets</u>

France, Switzerland, India, Hong Kong, Malaysia and Singapore



**December 2014**: Sold Switzerland operations and established a product sale license agreement

## Benefits of Third-Party Product Sales Strategy

**EXPERIENCE**: Insituform can leverage years of contracting experience in the affected markets

**PROVEN BUSINESS MODEL**: Third-party product sales strategy already enacted in select countries in Europe and Asia-Pacific

**TECHNICAL EXPERTISE**: Insituform has the technical expertise to effectively support third-party product sales

**MANUFACTURING**: Insituform manufacturing facilities in the U.S. and U.K. can supply these new markets with high-quality CIPP products and operate at an even higher efficiency through expanded volume

AEGION

# Competitive Advantage:
# Unique Vertical Integration Business Model

## Engineering
Strong core of expert engineers and researchers in fiber-reinforced polymers and materials

## Products
Tyfo® products have over 25 industry certifications


Fibrwrap® woven mat

## Installation
120 North American professional crew members trained in proper installation of Tyfo® Fibrwrap® engineered solutions



**Innovation & Growth**

## Manufacturing
80 U.S. patents and trade secrets for fabric designs ,applications and epoxy formulations

## R&D
Through innovation, Fyfe engineers and scientists formulate high performance resin matrices and fiber-reinforced polymer composites

## Sales
Transitioned to a vertical end market model with the addition of experienced sales and business development professionals

### Vertical End Markets


Structures



Infrastructure


Pipelines

# Corrosion Protection Platform to Focus on Go-to Market Strategy

## Corrosion Protection

**Markets:** Oil, gas and mining pipelines and structures, such as storage tanks, in target markets of North America, Middle East, South America and South Africa

**Services:** Pipeline corrosion monitoring and prevention, internal flow assurance, corrosion protection coatings, thermal insulation coatings, protective linings for highly corrosive and abrasive flows

corrpro® united® BAYOU® CRTS CCSI

## Platform Strengths

### Strategic Rationale

- No change from diversification strategy initiated in 2009
- Next step is a coordinated strategic sales effort by leveraging all platform technologies and services

### End Market Strengths

- Strong end markets for pipeline protection technologies and services in North America, the Middle East , South America and South Africa
- Margin expansion through project-based activities and geographic expansion
- Emerging market opportunities in South America, Sub-Saharan Africa, Asia and Eastern Europe
- Opportunities for collaborative sales effort in all geographic markets

# Corrosion Protection Has Powerful Pipe Protection Technologies


United Pipeline Systems
HIGH-DENSITY POLYETHYLENE
CRTS
INTERNAL FIELD JOINT COATING
Bayou
INTERNAL COATING
CCSI
EXTERNAL FIELD JOINT COATING
Bayou
EXTERNAL COATING
Bayou
CONCRETE COATING
Bayou/Wasco
INSULATION COATING
Corrpro
CATHODIC PROTECTION

## United Pipeline Systems

**Products:** Tite Liner® high density polyethylene (HDPE) lining system

**Advantage:** Proprietary and highly efficient installation methods

**Geography:** North and South America, Middle East, North Africa, Australia, South Africa

**Competitors:** Unprotected steel, minimal protection coatings or other HDPE linings and exotic metals or thicker linings

**MARKET DYNAMICS**

Sustainable commodity prices and growing demand can drive global energy and mining capital and maintenance expenditures

## Coating Services

**Products:** CRTS® robotics for offshore internal pipe seam inspecting, cleaning and anti-corrosive epoxy coating application; CCSI™ onshore custom field coatings

**Advantage:** Cost savings from fast and efficient patented offshore robotics technology

**Geography:** North and South America, Middle East

**Offshore Competitors:** No pipe weld coatings or onshore application

**MARKET DYNAMICS**

Global offshore pipeline development is an important end market

Requires capabilities for a highly efficient field coating application

## Bayou Companies

**Products:** FBE, 3-layer polyethylene, 3-layer polypropylene, 5-layer glass syntactic polyurethane, concrete, insulation, rubberized asphalt

**Advantage:** Full service facilities in Louisiana and Western Canada

**Geography:** Portions of North America, Gulf of Mexico

**Competitors:** Bredero Shaw and pipe mills producing small-diameter pipe

**MARKET DYNAMICS**

Gulf of Mexico and transcontinental pipeline development needed to support North American energy infrastructure

## Corrpro

**Products:** Engineering design, maintenance, monitoring and installation of cathodic protection systems

**Advantage:** Industry leader in corrosion prevention with significant scale

**Geography:** North America, Middle East, Europe

**Competitors:** Numerous small companies or regional competitors

**MARKET DYNAMICS**

Global pipeline development/maintenance remains critical for customers

United States regulations for safety and environmental stewardship expected to increase pipeline protection spending over time

AEGION®

# Right-Size Bayou's Louisiana Facility for Expected Market Opportunities

## Strategic Outlook

- Facility optimized for emerging Gulf Coast onshore and offshore opportunities
- Improved capital efficiency to drive market share growth and margin enhancement
- Maintain the agility of the business to flex up and down with project and market cycles
  - Shuttered two older and redundant fusion bonded epoxy (FBE) plants
  - Can efficiently run the more modern FBE plant with multiple shifts
- Offers clients a full suite of high-quality FBE, concrete and thermal insulation coating products
- Invested $20 million in a state-of-the-art insulation coating facility in preparation for future deepwater pipe coating opportunities
- Planned capital investments over the next two to three years to enhance competitive position


Recent Discoveries
BP's 'giant' Tiber oil discovery is the latest in a string of large, deep-water oil finds in the Gulf of Mexico
MISSISSIPPI
ALABAMA
FLORIDA
LOUISIANA
New Iberia
TEXAS
100 miles
100 km
Tiber well
Shenandoah
Cascade
Chinook
Stones
St. Malo
Jack
Perdido
Buckskin
Recent deep oil discoveries
Offshore drilling platforms
Source: Minerals Management Service

**$450 million**
Identified onshore and offshore projects

Offshore pipeline projects can still be viable due to long-term investment horizon; however, timing is less certain at current oil prices

Actions taken are expected to significantly reduce the Louisiana facility's required break-even revenues

AEGION

# Brinderson's Unique Business Model Warrants a Separate Reporting Segment

## Energy Services

**Markets:** North American upstream oil and gas extraction and downstream refining and petrochemical

**Services:** Mechanical, electrical and instrumentation maintenance, small capital construction, engineering, cost saving productivity tools

BRINDERSON

## Platform Strengths

### Strategic Rationale

- Unique business model focused on time and material maintenance
- Brinderson expanded Aegion's presence in the United States upstream segment and opened a new market in the downstream segment
- Increased the sources for recurring revenues through long-term maintenance contracts
- Offers opportunities for higher margins through marketing other Aegion technologies and services

### Brinderson Strengths

- Substantial market presence in California and West Coast
- Best-in-class safety culture
- Experienced leader with industry knowledge, expertise and strong customer relationships
- Limited focus to date outside core West Coast market
  - Geographic expansion to Permian Basin, Gulf Coast, Canada and Utah
- Longer-term opportunity for petrochemical market entry

AEGION

# Brinderson Provides Access to the United States Downstream Energy Segment

## Aegion Presence Increased



**UPSTREAM**
Exploration and Production

united, BAYOU, CRTS: Corrosion and abrasion protection for pipe gathering and extraction supply lines

BRINDERSON:
- Facility maintenance programs
- Engineering, procurement and construction (EPC) services

## Aegion Core End Market



**MIDSTREAM**
Transport

We Protect Pipe™

- corrpro: Cathodic protection
- united: Engineering inspection services
- BAYOU: Pipe lining and maintenance
- CRTS: New pipe coatings
- CCSI: Pipeline field coatings

BRINDERSON:
- Terminal facility maintenance
- EPC services

## Aegion Expansion



**DOWNSTREAM**
Processing and Refining

BRINDERSON:
- Facility maintenance programs
- Turnaround planning and execution
- EPC services

corrpro: Corrosion engineering and cathodic protection of facility structures

AEGION

# Four Key Strategies Drive Brinderson's Growth Outlook

## 1 Transformation to Maintenance Services



Turnarounds
Engineering
Construction
Maintenance
2%
Percent of pro forma revenues
10%
24%
64%
2008
8%
11%
23%
58%
2013

## 2 Master service agreements



7
10
13
25
32
50
60
2008
2009
2010
2011
2012
2013
2014

## 3 Investing in the Permian Basin and long-term opportunities in Canada, the Gulf Coast and Utah

## 4 Increase capital project activity to support geographic expansion

(Most susceptible to reduced spending at current oil prices)

AEGION

# Realignment Provides Tangible Financial Benefits with Increased Management Focus on Future Growth Drivers

1

## Annualized Cost Savings

**Estimated annual savings,**
**$8 to $11 million pre-tax**
**$0.15-$0.20 per diluted share**

**European / Asian CIPP Operations**: Majority of the savings comes from the transition from contracting activities to a third-party product sales business model in France, Switzerland, Hong Kong, India, Malaysia and Singapore

**Fyfe/Fibrwrap Combination with Insituform**: Take advantage of Insituform's investments in project management and integrated back office

**Bayou's Louisiana Facility Reconfiguration**: Optimize facility assets and logistics for future market opportunities

**Non-Restructuring Corporate Realignment**: Reduced corporate expenses in 2014 by greater than $2 million per annum

2

## Improved ROIC / Cash Liberation

**Expect incremental improvement of approximately 100 basis points**

**Increased Profit / Cost Savings**: Topline improvement accounts for more than half of the expected incremental increase in ROIC

**Lower Invested Capital**: Accounts for remaining 40 to 50 percent from asset impairments, a reduction in DSOs from potential write-down or reserves of receivables and additional DSO reduction from cash liberated in the affected markets and businesses

3

## Intangible Benefits

**Greater focus on growth drivers**

**Transparency/Visibility**: Platform realignment creates opportunities to offer broader solutions to clients

**Greater Focus**: Management will increase focus in key areas for growth and other strategic initiatives

**Cash Allocation**: Liberated cash can be invested in growth enhancing new investments or acquisitions

# Aegion on Track to Achieve Revised 2014 Non-GAAP EPS Objective

## 2014 Aegion Corporation Non-GAAP Diluted Earnings per Share

*(from Continuing Operations)*


$1.27
$1.27 to $1.37
2013
2014F

**2014 outlook excludes a possible creation of a corporate reserve in the fourth quarter related to outstanding receivables currently under litigation**

See pages A-2 to A-6 in this Appendix for the non-GAAP adjustments for restructuring and impairment-related charges and acquisition-related expenses

## 2014 Positive Developments

- Insituform North America successfully executed a strong backlog position
- Brinderson's primary downstream and upstream maintenance segments performed very well
- Bayou's Canadian operation successfully executed record backlog
- Corrpro successfully executed record backlog during 2014
- CRTS awarded $30 million of new projects in Chile and the Middle East scheduled for execution in 2015
- Fyfe/Fibrwrap to execute two sizeable projects in 2015 valued at approximately $17 million for industrial pipeline rehabilitation and international blast mitigation structural strengthening

## Realignment/Restructuring Update

- Expectations in the fourth quarter of 2014:
  - Recognize $0.03 to $0.04 in savings from the realignment/restructuring
  - Book a sizeable portion of the cash costs
- Pursuing possible sale of certain international operations with the potential of securing new customer relationships (completed sale of Switzerland operation in December 2014)
- Completing the elimination of older and redundant production assets at the Bayou Louisiana facility

AEGION

# Nearly a $40 Million Third Quarter Increase in Trade Receivables Raises the Risk of Collections Shifting into Early 2015

## Aegion's Cash Flow from Operations



in USD millions
$42
$58
$53
$23
$111
$89*
$60 to $80
2008
2009
2010
2011
2012
2013
2014F

** Includes $4 million for acquisition-related expenses*

## Aegion's Return on Invested Capital



6.4%
6.7%
9.0%
5.7%
7.4%
6.7%
6% to 7%
2008
2009
2010
2011
2012
2013
2014F

[1] ROIC = NOPAT + Equity Earnings – Non-Controlling Interest / [(Total Assets – Non-Interest Bearing Liabilities) – (Cash and Cash Equivalents)]

## 2014 Cash Flow from Operations and Uses of Cash

**Cash Flow from Operating Activities**

- Revenue growth in the third quarter increased trade receivables by nearly $40 million compared to the second quarter of 2014
  - Fourth quarter is the strongest seasonal cash collection period
- Excluded from guidance are cash costs (principally in the next two quarters) for the restructuring
- Expect a reduction in DSOs from the restructuring to favorably impact working capital in 2015

**Uses of Cash**

- CAPEX was $34 million—a modest increase from 2013
- Completed $20 million Board-authorized share repurchase program in July of 2014
- Debt repayment of $22 million ($6.5 million paid in the fourth quarter)

## Return on Invested Capital (ROIC)

- Reduced earnings outlook is the primary reason for the lower 2014 ROIC target
- Benefits of strategic realignment should add approximately 100 basis points:
  - Anticipated annual savings of $8 to $11 million, a portion of which was realized in the fourth quarter of 2014
  - Exit from several international CIPP markets that have lost money and required heavier working capital investments in the past few years
  - Lower invested capital from the write-down or write-off of tangible and certain intangibles assets

AEGION

# Aegion Is…







**1**

A **DIVERSIFIED** growth and return oriented company pursuing attractive opportunities in sustainable end markets

**2**

A company with robust **OPPORTUNITIES** in the U.S. upstream and downstream energy markets and an energy portfolio now **BALANCED** towards predictable and recurring revenues

**3**

An established global **LEADER** in water and wastewater pipeline rehabilitation with a leading technology to rehabilitate and strengthen other urban infrastructure

**4**

An execution driven company leveraging its scale and leading market positions for best-in-class **PROJECT MANAGEMENT** across the organization

# Appendix

AEGION

# Aegion's Third Quarter Strategic Realignment and Restructuring Pre-Tax Charge Was $40 Million, or $0.88 per Diluted Share

Pre-Tax Restructuring and Impairment-Related Charges to Be Recorded Primarily in the Third and Fourth Quarters of 2014

### International Water & Wastewater

*Exit certain unprofitable international locations*

**Third Quarter: $17.7 Million Non-Cash Charge**
**Asset Impairment: $0.5 Million**
**Working Capital/Other Assets: $17.2 Million**

- Office closures, employee terminations and write-down/reserve of receivables
- Other assets, including goodwill and deferred tax assets, which could be deemed unrecoverable because of market uncertainty

### Combine Insituform and Fyfe/Fibrwrap North America

*Enhance Fyfe/Fibrwrap outlook through greater market access while optimizing costs by leveraging Insituform's operations*

**Third Quarter: No Recorded Charge**

- Office consolidation, employee terminations and sharing integrated back office resources

### Right Size Bayou's Louisiana Facility

*Optimize operations to meet market opportunities in a cost effective manner*

**Third Quarter: $22.2 Million Non-Cash Charge**
**Asset Impairment: $22.2 Million**

- Fixed asset and intangible impairments along with certain land lease consolidation

*The Company performed a goodwill impairment test at Bayou and at Insituform's European and Asian businesses and determined that an adjustment to the carrying value was not necessary*

Estimated **$10 to $13 million cash costs** primarily related to severance, retention and wind-down performance salaries for approximately 170 employees, lease terminations and other shutdown costs to be recorded between the fourth quarter of 2014 and the third quarter of 2015

**Annual pre-tax savings of $8 to $11 million, $0.15 to $0.20 per diluted share**

**Estimated $0.03 to $0.04 per diluted share savings in the fourth quarter of 2014**

AEGION

# 2014 Third Quarter and First Nine Months Financial Summary

## Selected Financial Results – Non-GAAP from Continuing Operations

*(See reconciliation to GAAP in pages A-3 to A-6 in this Appendix)*

| (in USD thousands, except margins and per share information) | 3Q 2014 | 3Q 2013 | % Change | YTD 2014 | YTD 2013 | % Change |
|---|---|---|---|---|---|---|
| Revenues | $ 350,138 | $ 307,665 | 13.8% | $ 979,240 | $ 775,741 | 26.2% |
| Gross Profit | 78,879 | 69,411 | 13.6% | 211,860 | 176,116 | 20.3% |
| *Gross Margins* | *22.5%* | *22.6%* | *-10 bps* | *21.6%* | *22.7%* | *-110 bps* |
| Operating Income | 26,019 | 24,299 | 7.1% | 56,311 | 48,848 | 15.3% |
| *Operating Margin* | *7.4%* | *7.9%* | *-50 bps* | *5.8%* | *6.3%* | *-50 bps* |
| Segment Operating Income: | | | | | | |
| Energy & Mining | 12,477 | 15,141 | -17.6% | 28,434 | 28,656 | -0.8% |
| Water & Wastewater | 12,269 | 10,071 | 21.8% | 27,943 | 21,672 | 28.9% |
| Commercial & Structural | 1,273 | (913) | 239.4% | (66) | (1,480) | 95.5% |
| Equity Earnings | -- | 1,691 | -100% | 677 | 3,903 | -82.7% |
| Net Income from Continuing Operations (attributable to common shareholders) | $ 16,112 | $ 17,043 | -5.5% | $ 33,994 | $ 33,960 | 0.1% |
| Diluted Earnings per Share (from continuing operations) | $ 0.43 | $ 0.44 | -2.3% | $ 0.89 | $ 0.87 | 2.3% |

*Current and prior period results exclude discontinued operations*

AEGION

# 2014 Non-GAAP Reconciliation from Continuing Operations

## Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

| | 2014 Third Quarter | | | | | |
|---|---|---|---|---|---|---|
| | As Reported (GAAP) | | Restructuring & Impairment Charges[1] | | As Adjusted (Non-GAAP) | |
| Cost of Revenues | $ | 286,199 | $ | (14,940) | $ | 271,259 |
| Gross Profit | | 63,939 | | 14,940 | | 78,879 |
| Operating Expenses | | 66,977 | | (14,117) | | 52,860 |
| Definite-lived Intangible Asset Impairment | | 10,896 | | (10,896) | | -- |
| Operating Income | | (13,934) | | 39,953 | | 26,019 |
| Income/(Loss) before Taxes | | (17,457) | | 39,953 | | 22,496 |
| Taxes on Income | | (1,356) | | 6,917 | | 5,561 |
| **Net Income/(Loss)** (attributable to Aegion Corporation) | **$** | **(16,924)** | **$** | **33,036** | **$** | **16,112** |
| **Diluted EPS** | **$** | **(0.45)** | **$** | **0.88** | **$** | **0.43** |

1. Includes pre-tax restructuring and impairment related charges for cost of revenues of $14.9 million related to the write-down of long-lived assets, inventory obsolescence and write-off of certain other assets; operating expenses of $14.1 million related to the write-down of long-lived assets, bad debt expenses, write-off of certain other assets and accrued expenses; and impairment of definite-lived intangible assets of $10.9 million related to Bayou's reporting unit.

**All financial data presented is from continuing operations**

AEGION

# 2014 Non-GAAP Reconciliation from Continuing Operations

## Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

| | 2014 First Nine Months | | | | |
|---|---|---|---|---|---|
| | As Reported (GAAP) | Restructuring & Impairment Charges[1] | Acquisition-Related Expenses[2] | Loss on Sale of Bayou Coating[3] | As Adjusted (Non-GAAP) |
| Cost of Revenues | $ 782,724 | $ (14,940) | $ -- | $ -- | $ 767,380 |
| Gross Profit | 196,920 | 14,940 | -- | -- | 211,860 |
| Operating Expenses | 170,205 | (14,117) | (539) | -- | 155,549 |
| Definite-lived Intangible Asset Impairment | 10,896 | (10,896) | -- | -- | -- |
| Operating Income | 15,819 | 39,953 | 539 | | 56,311 |
| Other Expense: Other | (1,830) | -- | -- | 471 | (1,358) |
| **Income before Taxes** | 4,775 | 39,953 | 539 | 472 | 45,739 |
| Taxes on Income | 4,217 | 6,917 | 214 | 194 | 11,542 |
| **Net Income (attributable to Aegion Corporation)** | $ 355 | $ 33,036 | $ 325 | 278 | $ 33,994 |
| **Diluted EPS** | $ 0.01 | $ 0.87 | $ 0.01 | $ 0.01 | $ 0.89 |

1. Includes pre-tax restructuring and impairment related charges for cost of revenues of $14.9 million associated with the write-down of long-lived assets, inventory obsolescence and write-off of certain other assets; operating expenses of $14.1 million related to the write-down of long-lived assets, bad debt expenses, write-off of certain other assets and accrued expenses; and impairment of definite-lived intangible assets of $10.9 million related to Bayou's reporting unit.
2. Includes expenses incurred in connection with the 2012 acquisition of Fyfe Group LLC's Asian operations, the 2013 acquisition of Brinderson, L.P. and other acquisition activity pursued by the Company during the period (non-GAAP).
3. Represents a loss on the sale of the Company's 49 percent interest in Bayou Coating, L.L.C. The difference between the Company's recorded gross equity in earnings of affiliated companies of approximately $1.2 million and the final equity distribution settlement of $0.7 million resulted in a loss of approximately $0.5 million that is recorded in "Other income (expense)" on the consolidated statement of operations (non-GAAP).

AEGION

**All financial data presented is from continuing operations**

# 2013 Non-GAAP Reconciliation from Continuing Operations

## Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

| | 2013 Third Quarter | | | | 2013 First Nine Months | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | As Reported (GAAP) | Acquisition-Related Expenses[1] | Credit Facility Fees[1] | As Adjusted (Non-GAAP) | As Reported (GAAP) | Acquisition-Related Expenses[2] | Credit Facility Fees[2] | Joint Venture/Divestiture Activities [2] | As Adjusted (Non-GAAP) |
| Operating Expenses | $ 50,223 | $ (2,267) | $ -- | $ 47,956 | $ 134,287 | $ (4,175) | $ -- | $ -- | $ 130,112 |
| Operating Income | 22,032 | 2,267 | -- | 24,299 | 44,673 | 4,175 | -- | -- | 48,848 |
| Interest Expense (Net) | (5,414) | -- | 1,964 | (3,450) | (9,875) | -- | 1,964 | -- | (7,911) |
| Other | (522) | -- | -- | (522) | 6,561 | | | (8,688) | (2,127) |
| Income before Taxes | 16,096 | 2,267 | 1,964 | 20,327 | 41,359 | 4,175 | 1,964 | (8,688) | 38,810 |
| Taxes on Income | 3,164 | 902 | 782 | 4,848 | 7,985 | 1,662 | 782 | (2,635) | 7,794 |
| **Net Income** (attributable to Aegion Corporation) | **$ 14,496** | **$ 1,365** | **$ 1,182** | **$ 17,043** | **$ 36,318** | **$ 2,513** | **$ 1,182** | **$ (6,053)** | **$ 33,960** |
| **Diluted EPS** | **$ 0.37** | **$ 0.03** | **$ 0.03** | **$ 0.44** | **$ 0.93** | **$ 0.06** | **$0.03** | **$ (0.15)** | **$ 0.87** |

1. Consolidated third quarter 2013 non-GAAP results exclude a $4.2 million pre-tax charge, or $0.06 per diluted share, for acquisition-related expenses and redemption of debt fees.

2. The first nine months of 2013 contain non-GAAP net charges totaling $2.5 million, or $0.06 per diluted share, for (i) acquisition-related charges, (ii) a gain on the sale of the Company's 50 percent interest in Insituform Rohrsanierungstechniken GmbH, (iii) redemption of debt fees and (iv) a non-cash write down of the Company's investment in Bayou Coatings L.L.C.

AEGION

**All financial data presented is from continuing operations**

# 2013 Non-GAAP Reconciliation of Non-GAAP Items in Statement of Operations

| (in thousands USD except for share information) | Full Year 2013 (from Continuing Operations) | | | | |
|---|---|---|---|---|---|
| | As Reported (GAAP) | Acquisition-Related Expenses | Credit Facility Fees | Joint Venture/ Divestiture Activities[1] | As Adjusted (Non-GAAP) |
| Operating Expenses | $ 184,314 | $ (5,831) | $ -- | $ -- | $ 178,483 |
| **Operating Income** | 66,882 | 5,831 | | | 72,713 |
| Interest Expense, Net | (13,169) | -- | 1,964 | -- | (11,205) |
| Other | 4,964 | | | (8,688) | (3,724) |
| Income before Taxes | 59,002 | 5,831 | 1,964 | (8,688) | 58,109 |
| Taxes on Income (tax benefit) | 12,154 | 2,321 | 782 | (2,635) | 12,622 |
| **Net Income** (attributable to Aegion Corporation) | **50,812** | **3,510** | **1,182** | **(6,053)** | **49,451** |
| **Diluted EPS** | **$ 1.30** | **$ 0.09** | **$ 0.03** | **$ (0.15)** | **$ 1.27** |

[1]Non-GAAP Adjustments

- Includes a gain on the sale of the Company's 50 percent interest in Insituform Rohrsanierungstechniken GmbH. The sale price was €14.0 million or approximately $18.3 million. The sale resulted in a gain on the sale of approximately $11.3 million (net of $0.5 million of transaction expenses).
- Includes a non-cash write down of the Company's investment in Bayou Coating, L.L.C. The Company recognized a non-cash charge of $2.7 million ($1.8 million post tax) to the goodwill allocated to the joint venture as part of the purchase price accounting associated with the 2009 acquisition of The Bayou Companies, L.L.C. The non-cash charge represented the Company's then current estimate of the difference between the carrying value of the investment on the balance sheet and the amount the Company would receive in connection with the exercise.

**All financial data presented is from continuing operations**

AEGION